UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2007

DISPATCH AUTO PARTS INC.
(Exact Name of Registrant as Specified in Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-51818
(Commission File Number)

20-4200300
(I.R.S. Employer Identification No.)

391 Hua Yu Lane, Dong Xin Street
Xi'an, Shaanxi Province, P.R.China
(Address of Principal Executive Offices) (Zip Code)

(585) 586-5573
(Registrant's Telephone Number, Including Area Code)

Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

This current report on Form 8-K/A ("Current Report") is filed by Dispatch Auto Parts Inc., a Florida corporation (the “Registrant”), in connection with the items described below. It amends the current report on Form 8-K, dated February 15, 2007, which was filed by Registrant with the Commission on February 16, 2007.

Item 9.01 Financial Statements and Exhibits.

On November 8, 2006, the Registrant and predecessor of the Registrant, executed a Plan of Exchange (the "Agreement"), between and among the Registrant, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Registrant (the "Majority Shareholder").

Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Registrant and a related shareholder returned 844,500 shares of the Registrant's common stock to the treasury of the Registrant in exchange for total payments of $530,000 in cash and the Registrant issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Registrant.

In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Registrant tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Registrant. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

As previously reported, the Agreement contemplated that the exchange transaction would not immediately be consummated, but would close in escrow pursuant to an Escrow Agreement dated November 8, 2006 (the "Escrow Agreement"). The Escrow Agreement provided that the exchange transaction would be consummated subsequent to (1) settlement of liabilities of DPPT and its subsidiary, (2) a deposit of 844,500 shares of Common Stock into the account of Escrow Agent in exchange for $480,000, less related expenses, (3) the issuance of 26,000,000 new shares of Common Stock and 100,000 shares of Preferred Stock to the Lv Bao shareholders (a deposit of $50,000 deducted from the amount due to the Selling Shareholder was retained by the Escrow Agent until this issuance) (4) retirement of 844,500 shares back to the treasury, (5) vend out of the subsidiary of DPPT prior to Closing. All of these conditions to closing have been met, and the Registrant, Lv Bao, the Lv Bao Shareholders and the Majority Shareholders of the Registrant declared the exchange transaction consummated on February 15, 2007.

Lv Bao was registered as a limited liability company in the People’s Republic of China (the “PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is $628,773 (equivalent to RMB 5,000,000).

On August 30, 2006, Lv Bao entered into an acquisition agreement with Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Li Bao was registered as a limited liability company in the PRC on November 27, 2002 with a registered capital of $8,855,135 (equivalent to RMB70,000,000) and with its principal place of business in Shaanxi Province, the PRC.

Li Bao was formed to engage in the planting of trees and grass for outdoor decoration and provision of landscape engineering advisory services. In January 2004, Li Bao spun off its tree and grass plantation business and since then, Li Bao only engages in the business of landscape engineering advisory.

The transaction has been accounted for as a reverse acquisition and recapitalization of Lv Bao whereby Li Bao is deemed to be the accounting acquirer (legal acquiree) and Lv Bao to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of Lv Bao being included effective from the date of stock exchange transaction. Lv Bao is deemed to be a continuation of the business of Li Bao. Accordingly, the accompanying consolidated financial statements include the following:

(1) the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2) the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

The sole purpose of this Form 8-K amendment is to provide the consolidated financial statements of Lv Bao as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which (financial statements and information) were excluded from the current report on Form 8-K filed on February 16, 2007, in reliance of Items 9.01(a)(4) and 9.01(b)(2), respectively.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited consolidated financial statements of Lv Bao prepared by Zhong Yi (Hong Kong) C.P.A. Company Limited are set forth below: (i) balance sheet; (ii) statement of operations; (iii) statement of cash flows; (iv) statement of equity for the years ended December 31, 2006 and 2005; and (v) the notes to the financial statements of said periods.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY
MANAGEMENT LTD.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of
Shaanxi Lv Bao Environmental Eco Industry Management Ltd.

We have audited the accompanying consolidated balance sheets of Shaanxi Lv Bao Environmental Eco Industry Management Ltd. and subsidiary (“the Company”) as of December 31, 2006 and 2005 and the related consolidated statements of operations and comprehensive income, owners’ equity and cash flows for the years ended December 31, 2006 and 2005. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shaanxi Lv Bao Environmental Eco Industry Management Ltd. as of December 31, 2006 and 2005 and the results of operations and cash flows for the years ended December 31, 2006 and 2005 and in conformity with accounting principles generally accepted in the United States of America.

/s/ Zhong Yi (Hong Kong) C.P.A. Company Limited
Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants

Hong Kong, China
April 23, 2007

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2006 AND 2005 (Currency expressed in United States Dollars (“US$”))

	2006	2005

ASSETS
Current assets:
Cash and cash equivalents	$1,857,690	$895,296
Billed accounts receivable	345,848	466,798
Unbilled accounts receivable	344,201	107,414
Deferred tax assets	104,083	9,202

Total current assets	2,651,822	1,478,710

Property, plant and equipment, net	511,177	447,131

TOTAL ASSETS	$3,162,999	$1,925,841

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Income tax payable	$133,691	$79,634
Other payables and accrued liabilities	618,665	47,587

Total current liabilities	752,356	127,221

Non-current liability:
Amount due to owners	130,298	94,351

TOTAL LIABILITIES	882,654	221,572

MINORITY INTEREST	113,878	78,195

Owners’ equity:
Registered capital	628,773	628,773
Accumulated other comprehensive income	53,739	28,928
Statutory reserve	155,661	100,167
Retained earnings	1,328,294	868,206

Total owners’ equity	2,166,467	1,626,074

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,162,999	$1,925,841

See accompanying notes to consolidated financial statements.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

	2006	2005

Revenue, net	$3,414,928	$4,899,480

Cost of revenue	2,266,087	3,370,714

Gross profit	1,148,841	1,528,766

Operating expenses:
Consulting and professional fees	195,000	-
General and administrative	129,493	254,335
Total operating expenses	324,493	254,335

Income from operations	824,348	1,274,431

Other income:
Interest income	246	158
Total other income	246	158

Income before income taxes and minority interest	824,594	1,274,589

Income tax expense	(273,329)	(460,665)
Income before minority interest	551,265	813,924

Minority interest	(35,683)	(52,335)

NET INCOME	$515,582	$761,589

Other comprehensive income:
- Foreign currency translation gain	24,811	16,543

COMPREHENSIVE INCOME	$540,393	$778,132

See accompanying notes to consolidated financial statements.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005 (Currency expressed in United States Dollars (“US$”))

	2006	2005

Cash flows from operating activities:
Net income	$515,582	$761,589
Adjustments to reconcile net income to net cash provided by in operating activities:
Depreciation	99,912	77,296
Deferred tax (benefit) expense	(94,881)	94,141
Minority interest	35,683	52,335
Changes in operating assets and liabilities:
Billed accounts receivable	120,950	(387,818)
Unbilled accounts receivable	(236,787)	(265,205)
Income tax payable	54,057	60,942
Other payables and accrued liabilities	571,078	(92,804)

Net cash provided by operating activities	1,065,594	300,476

Cash flows from investing activities:
Purchase of property, plant and equipment	(163,958)	(132,587)

Net cash used in investing activities	(163,958)	(132,587)

Cash flows from financing activities:
Contribution from owners	35,947	582,217

Net cash provided by financing activities	35,947	582,217

Foreign currency translation adjustment	24,811	16,543

NET CHANGE IN CASH AND CASH EQUIVALENTS	962,394	766,649

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	895,296	128,647

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,857,690	$895,296

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$340,617	$305,582
Cash paid for interest expenses	$--	$--

See accompanying notes to consolidated financial statements.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. CONSOLDIATED STATEMENTS OF OWNERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005 (Currency expressed in United States Dollars (“US$”))

	Registered capital	Accumulated other comprehensive income	Statutory reserve	Retained earnings	Total owners’ equity

Balance as of January 1, 2005	$628,773	$12,385	$18,775	$188,009	$847,942
Foreign currency translation adjustment	-	16,543	-	-	16,543
Net income for the year	-	-	-	761,589	761,589
Transfer of retained earnings to statutory reserve	-	-	81,392	(81,392)	-

Balance as of December 31, 2005	$628,773	$28,928	$100,167	$868,206	$1,626,074
Foreign currency translation adjustment	-	24,811	-	-	24,811
Net income for the year	-	-	-	515,582	515,582
Transfer of retained earnings to statutory reserve	-	-	55,494	(55,494)	-

Balance as of December 31, 2006	$628,773	$53,739	$155,661	$1,328,294	$2,166,467

See accompanying notes to consolidated financial statements.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

1. ORGANIZATION AND BUSINESS BACKGROUND

Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) was registered as a limited liability company in the People’s Republic of China (“the PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773). Its principal activity was investment holding.

On August 30, 2006, Lv Bao entered into an acquisition agreement with Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Li Bao was registered as a limited liability company in the PRC on November 27, 2002 with a registered capital of $8,855,135 (equivalent to RMB70,000,000) and with its principal place of business in Shaanxi Province, the PRC.

Li Bao was formed to engage in the trees and grasses plantation for outdoor decoration and provision of landscape engineering advisory service. In January 2004, Li Bao spun off its trees and grasses plantation business and since then, Li Bao only engages in landscape engineering advisory service.

This acquisition transaction involved that Lv Bao paid to Li Bao’s equity owners a total consideration of $8,285,750 (equivalent to RMB65,500,000) in exchange for 93.57% of the registered capital of Li Bao.

The transaction has been accounted for as a reverse acquisition and recapitalization of Lv Bao whereby Li Bao is deemed to be the accounting acquirer (legal acquiree) and Lv Bao to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of Lv Bao being included effective from the date of stock exchange transaction. Lv Bao is deemed to be a continuation of the business of Li Bao. Accordingly, the accompanying consolidated financial statements include the following:

(1) the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2) the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

Lv Bao and Li Bao are hereinafter referred to as (“the Company”).

On November 8, 2006, Lv Bao entered into a plan of exchange agreement with Dispatch Auto Parts Inc. (“DPPT”). DPPT was organized and existing under the laws of the State of Florida.and engaged in the wholesale of auto parts in the States. DPPT is now trading under the same name and ticket symbol DPPT on the Over-the-Counter Bulletin Board in the United States.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

The stock exchange transaction involved two simultaneous transactions:

1)
the majority shareholders of DPPT deposited the 844,500 shares of the common stock of DPPT into the account of escrow agent in exchange for $530,000 in cash paid by the owners of Lv Bao. The 844,500 shares will be retired back to the treasury upon closing, and;

2)	DPPT issued to the Lv Bao owners 26,000,000 new investment shares of common Stock and 100,000 new shares of preferred stock of DPPT in exchange for all of the registered capital of Lv Bao.

Upon completion of the plan of exchange, Lv Bao became a wholly-owned subsidiary of DPPT. Accordingly, there has been a change of control of DPPT and the Lv Bao’s owners now control 91% of the voting power of DPPT. The closing of the transaction took place on February 6, 2007.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

●	Basis of consolidation

The consolidated financial statements include the financial statements of Lv Bao and Li Bao.

All significant inter-company balances and transactions within Lv Bao and Li Bao have been eliminated upon consolidation.

●	Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract. The Company recognizes these revenues in the month that the service is provided.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

(a) Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as deferred revenue.

(b) Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cost of revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Billed and unbilled accounts receivable

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next 12 months.

●	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

●	Impairment of long lived assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 121, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of’, a long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to estimated discounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets.

●	Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the year from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statement of owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the consolidated statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

●	Foreign currencies translation

The functional currency of the Company is Renminbi Yuan (“RMB”). The accompanying consolidated financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The consolidated statement of operations is translated using a weighted average rate for the year. Translation adjustments are reflected as cumulative translation adjustments in owners’ equity.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the consolidated statements of income and comprehensive income as and when the related employee service is provided.

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable segment.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, billed accounts receivable, unbilled accounts receivable, income tax payable, other payables and accrued liabilities.

As of the balance sheet date, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

●	Recently issued accounting standards

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS 154”), which replaces Accounting Principles Board Opinions No. 20,“Accounting Changes” and SFAS No. 3, “Reporting Accounting changes in Interim Financial Statements—An Amendment of APB Opinion No. 28”. SFAS 154 provides guidance on the accounting for and reporting of accounting changes. It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this statement did not have a material effect on the Company’s financial position or results of operations.

In September 2005, the FASB’s Emerging Issues Task Force (“EITF”) reached a final consensus on Issue 04-13,“Accounting for Purchases and Sales of Inventory with the Same Counterparty” (“EITF 04-13”). EITF 04-13 requires that two or more legally separate exchange transactions with the same counterparty be combined and considered a single arrangement for purposes of applying APB Opinion No. 29, “Accounting for Nonmonetary Transactions”, when the transactions are entered into in contemplation of one another. EITF 04-13 is effective for new arrangements entered into, or modifications or renewals of existing arrangements, in interim or annual periods beginning after March 15, 2006. The Company does not expect that the adoption of this statement would have a material effect on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments-an amendment of FASB Statements 133 and 140”, which is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The statement improves financial reporting by eliminating the exemption from applying SFAS No. 133 to interests in securitized financial assets so that similar instruments are accounted for similarly regardless of the form of the instruments. The Statement also improves financial reporting by allowing a preparer to elect fair value measurement at acquisition, at issuance, or when a previously recognized have to bifurcated, if the holder elects to account for the whole instrument-by-instrument basis, in cases in which a derivative would otherwise have to bifurcated, if the holder elects to account for the whole instrument on a fair value basis. The Company does not expect that the adoption of this statement would have a material effect on the Company’s financial position or results of operations.

In July 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its consolidated financial statements.

In September 2006, the SEC released SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides interpretive guidance on the SEC’s views on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The provision of SAB 108 is effective for the Company in the current fiscal year ended December 31, 2006. The Company is currently evaluating the impact of SAB 108 but does not believe that the application of SAB 108 would have a material effect on its financial position, cash flows nor results of operations.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

In September 2006, the FASB issued SFAS No.157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes guidelines for measuring fair value and expands disclosures regarding fair value measurements. SFAS 157 does not require any new fair value measurements but rather eliminates inconsistencies in guidance found in various prior accounting pronouncements. SFAS 157 will be effective for the Company starting January 1, 2008. Earlier adoption is permitted, provided the company has not yet issued financial statements, including for interim periods, for that fiscal year. The Company is currently evaluating the impact of SFAS 157 on its financial position, cash flows and results of operations.

3. BILLED ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no allowance for doubtful accounts is required as of December 31, 2006 and 2005, respectively.

4. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, as of December 31, 2006 and 2005 consists of the following:

	2006	2005

Leasehold improvement	$161,255	$155,964
Plant and machinery	450,504	299,542
Motor vehicles	41,472	40,111
Office equipment	193,354	187,010
	846,585	682,627
Less: accumulated depreciation	(335,408)	(235,496)
Property, plant and equipment, net	$511,177	$447,131

Depreciation expense for the years ended December 31, 2006 and 2005 were $99,912 and $77,296, respectively.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

5. OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities as of December 31, 2006 and 2005 consist of the following:

	2006	2005

Government levy payable	$23,016	$28,717
Accrued contract costs	443,067	-
Accrued expenses	152,582	18,870
	$618,665	$47,587

6. AMOUNT DUE TO OWNERS

The amount due to owners represented unsecured advances which are interest-free and repayable in next twelve months.

7. INCOME TAXES

Both of Lv Bao and Li Bao are subject to taxes in the PRC. Pursuant to the PRC Income Tax Laws, both companies are generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

The provision for income taxes consists of the following:

	2006	2005

Current tax	$368,210	$366,524
Deferred tax (benefit) expense	(94,881)	94,141
Income tax expense	$273,329	$460,665

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes stated in the consolidated statements of operations for the years ended December 31, 2006 and 2005 is as follows:

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

	2006	2005

Income before income taxes	$824,594	$1,274,589
Statutory income tax rate	33%	33%
	272,116	420,614
Expenses not deductible for tax purposes:
- Provisions and accrued expenses	1,213	40,051
Income tax expense	$273,329	$460,665

The following table sets forth the significant components of the aggregate net deferred tax assets of the Company as of December 31, 2006 and 2005:

	2006	2005

Deferred tax assets:
Depreciation	$21,505	$14,235
Accrued liabilities	196,164	29,801
Total deferred tax assets	217,669	44,036

Deferred tax liabilities:
Unbilled accounts receivable	(113,586)	(34,834)
Net deferred tax assets	$104,083	$9,202

8.  OWNERS’ EQUITY

In accordance with the Company’s Articles of Association, the registered capital of the Company was $628,773. The registered capital was fully paid up at the date of inception as of August 11, 2006.

9. CHINA CONTRIBUTION PLAN

Under the PRC Law, full-time employees of Lv Bao and its subsidiary, Li Bao are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. Lv Bao and its subsidiary, Li Bao are required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were $2,071 and $5,415 for the years ended December 31, 2006 and 2005, respectively.

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

10. STATUTORY RESERVES

Under the PRC Law, Lv Bao and Li Bao are required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.

For the years ended December 31, 2006 and 2005, Lv Bao’s subsidiary, Li Bao contributed $55,494 and $81,392 to statutory reserve, respectively.

11. CONCENTRATION AND RISK

(a)  Major customers and vendors

For each of the years ended December 31, 2006 and 2005, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

For the year ended December 31, 2006, customers and vendors who account for 10% or more of revenues and purchases are presented as follows:

Customers	Revenues	Percentage of revenues		Accounts receivable
Customer A	$960,768	28%		$-
Customer B	673,793	20%		7,969
Customer C	390,825	11%		-
Customer D	384,264	11%		138,608
Customer E	369,958	11%		-
Customer F	367,825	11%		-

Total:	$3,147,433	92%	Total:	$146,577

Vendors	Purchases	Percentage of purchases		Accounts payable

Vendor A	$1,272,576	56%		$-
Vendor B	713,821	32%		-
Total:	$1,986,397	88%	Total:	$-

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

For the year ended December 31, 2005, customers and vendors who account for 10% or more of revenues and purchases are presented as follows:

Customers	Revenues	Percentage of revenues		Accounts receivable
Customer A	$1,351,012	27%		$-
Customer B	1,268,786	26%		37,140
Customer C	1,034,917	21%		-
Customer D	709,226	14%		134,061
Customer E	523,574	11%		225,609

Total:	$4,887,515	99%	Total:	$396,810
Vendors	Purchases	Percentage of purchases		Accounts payable

Vendor A	$1,567,530	47%		$-
Vendor B	1,319,936	39%		-
Total:	$2,887,466	86%	Total:	$-

(b) Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following pro forma financial statements, of Registrant and Lv Bao are set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Dispatch Auto Parts, Inc. and Lv Bao as of December 31, 2006; (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2006; and (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of Dispatch Auto Parts Inc. as of December 31, 2006 as if the merger with Lv Bao had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for Dispatch Auto Parts Inc. for the year ended December 31, 2006 and for the year ended December 31, 2005 as if the merger had been completed as of those dates. The merger was actually consummated on February 15, 2007.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Registrant’s financial statements and related notes thereto contained in Registrant’s SEC quarterly and annual filings (including the current reports on Form 8-K filed with the Commission in connection with the reverse merger) and Lv Bao’s financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
Consolidated (Unaudited) Condensed Balance Sheet
As of December 31, 2006

		Shaanxi
		Lv Bao
	Dispatch	Environmental
	Auto	Eco Industry
ASSETS	Parts	Management	(Unaudited)		(Unaudited)
	Inc.	Ltd.	Adjustments		Total
CURRENT ASSETS
Cash and Cash Equivalents	$1,145	$1,857,690	$-		$1,858,835
Inventory	26,789	-	-		26,789
Billed Accounts Receivable	-	345,848	-		345,848
Unbilled Accounts Receivable	-	344,201	-		344,201
Accounts Receivable - Related Party	490	-	-		490
Deferred Tax Assets	-	104,083	-		104,083
TOTAL CURRENT ASSETS	28,424	2,651,822	-		2,680,246

PROPERTY AND EQUIPMENT
Property, Plant and Equipment	-	846,585	-		846,585
Accumulated Depreciation	-	(335,408)	-		(335,408)
Net Property and Equipment	-	511,177	-		511,177

TOTAL ASSETS	$28,424	$3,162,999	$-		$3,191,423

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts Payable	$12,988	$-	$-		$12,988
Income Taxes Payable	-	133,691	-		133,691
Other Payables and Accrued Liabilities	-	618,665	-		618,665
TOTAL CURRENT LIABILITIES	12,988	752,356	-		765,344

LONG-TERM LIABILITIES
Amount Due to Owners	$-	$130,298	$-		$130,298

TOTAL LIABILITIES	12,988	882,654	-		895,642

MIORITY INTEREST	$-	$113,878	$-		$113,878

STOCKHOLDERS' EQUITY
Registered Capital	$-	628,773	(628,773)	A	$-
Statutory Reserve	-	155,661	(155,661)	A	-
Preferred Stock ($.001 par value, 100,000 shares authorized:
none issued and outstanding at December 31, 2006	-	-	100	A	100
Common Stock ($.001 par value, 100,000,000 shares authorized: 2,506,614
shares issued and outstanding at December 31, 2006 and 27,662,114 subsequent to	2,507	-	25,156	B	27,663
Accumulated Other Comprehensive Income	-	53,739	(53,739)	A	-
Additional Paid-in-Capital	475,424	-	2,141,211	A, B	2,616,635
Retained Earnings (Deficit)	(462,495)	1,328,294	(1,328,294)	A	(462,495)
TOTAL STOCKHOLDERS' EQUITY	15,436	2,166,467	-		2,181,903

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$28,424	$3,162,999	-		$3,191,423

See accompanying notes to (unaudited) pro forma financial statements.

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2006

		Shaanxi
		Lv Bao
	Dispatch	Environmental
	Auto	Eco Industry	(Unaudited)	(Unaudited)
	Parts	Management	ProForma	ProForma
	Inc.	Ltd.	Adjustments	Total
SALES AND COST OF SALES:
Sales	$159,398	$3,414,928	$-	$3,574,326
Cost of Sales	120,400	2,266,087	-	2,386,487
Gross Profit	38,998	1,148,841	-	1,187,839

OPERATING EXPENSES:
Selling, general and administrative	117,474	324,493	-	441,967
	117,474	324,493	-	441,967

INCOME (LOSS) FROM OPERATIONS	(78,476)	824,348	-	745,872

OTHER INCOME:
Interest Income and Misc.	13,610	246	-	13,856

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(64,866)	824,594	-	759,728

INCOME TAX EXPENSE	-	(273,329)	-	(273,329)

INCOME (LOSS) BEFORE MINORITY INTEREST	(64,866)	551,265	-	486,399

MINORITY INTEREST	-	(35,683)	-	(35,683)

NET INCOME (LOSS)	$(64,866)	$515,582	$-	$450,716

Foreign Currency Translation Gain	-	24,811	-	24,811

COMPREHENSIVE INCOME (LOSS)	$(64,866)	$540,393	$-	$475,527

See accompanying notes to (unaudited) pro forma financial statements.

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

		Shaanxi
		Lv Bao
	Dispatch	Environmental
	Auto	Eco Industry	(Unaudited)	(Unaudited)
	Parts	Management	ProForma	ProForma
	Inc.	Ltd.	Adjustments	Total
SALES AND COST OF SALES:
Sales	$154,974	$4,899,480	$-	$5,054,454
Cost of Sales	114,454	3,370,714	-	3,485,168
Gross Profit	40,520	1,528,766	-	1,569,286

OPERATING EXPENSES:
Selling, general and administrative	272,110	254,335	-	526,445
	272,110	254,335	-	526,445

INCOME (LOSS) FROM OPERATIONS	(231,590)	1,274,431	-	1,042,841

OTHER INCOME:
Interest Income and Misc.	13,230	158	-	13,388

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(218,360)	1,274,589	-	1,056,229

INCOME TAX EXPENSE	(1,958)	(460,665)	-	(462,623)

INCOME (LOSS) BEFORE MINORITY INTEREST	(220,318)	813,924	-	593,606

MINORITY INTEREST	-	(52,335)	-	(52,335)

NET INCOME (LOSS)	$(220,318)	$761,589	$-	$541,271

Foreign Currency Translation Gain	-	16,543	-	16,543

COMPREHENSIVE INCOME (LOSS)	$(220,318)	$778,132	$-	$557,814

See accompanying notes to (unaudited) pro forma financial statements.

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. (Lv Bao)
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
December, 2006

A = On November 8, 2006, the Registrant entered into a Plan of Exchange with Lv Bao and filed an 8-K. The Lv Bao stockholders acquired the majority of the outstanding common stock of the Registrant. The transaction is accounted for as a reverse purchase acquisition/
merger wherein Lv Bao is the accounting acquirer and the Registrant is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To subsequently record 26,000,000 common shares issued to Lv Bao shareholders, 100,000 new shares of preferred stock and return of 844,500 shares to the treasury per 8-K above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISPATCH AUTO PARTS INC.

Date: April 30, 2007	By:	/s/ Liu, Sheng Li
Liu, Sheng Li President and Chairman

EXHIBIT INDEX

Exhibit Number	Description
10.1	Plan of Exchange dated November 8, 2006 (1)

(1) Incorporated by reference into Form 8-K filed on November 8, 2006